SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2005

NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2005-1

(Issuer with respect to Certificates)

NOVASTAR MORTGAGE FUNDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-121066	48-1195807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300 Kansas City, Missouri		64114
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (816) 237-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

NovaStar Mortgage Funding Corporation registered issuances of up to $12,000,000,000 principal amount of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statement on Form S-3 (Registration File No. 333-121066) (the “Registration Statement”). Pursuant to the Registration Statement, NovaStar Mortgage Funding Trust, Series 2005-1, issued on February 22, 2005, $2,073,750,000 in aggregate principal amount of its Home Equity Loan Asset-Backed Certificates, Series 2005-1, Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class C and Class I (the “Certificates”).

The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2005 (the “Agreement”) attached hereto as Exhibit 4.1, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer (the “Servicer”) and as seller (the “Seller”), Wachovia Bank, National Association, as custodian (the “Custodian”), JPMorgan Chase Bank, National Association, as trustee (the “Trustee”), and J.P. Morgan Trust Company, National Association, as co-trustee (the “Co-Trustee”). The Certificates represent beneficial ownership interests in a pool of mortgage related loans and certain related property.

As of February 22, 2005, the mortgage loans possessed the characteristics described in the Prospectus, dated December 27, 2004, and the Prospectus Supplement, dated February 16, 2005, filed pursuant to Rule 424(b)(5) of the Act on February 18, 2005.

Item 8.01 - Other Events.

•	Copies of the opinions of Dewey Ballantine LLP are being filed as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K.

•	Consent of Dewey Ballantine LLP

Item 9.01 - Financial Statements and Exhibits:

(a)	Financial Statements of Business Acquired:	None

(b)	Pro Forma Financial Information:	None

(c)	Exhibits:

1.1    Underwriting Agreement, dated as of February 16, 2005, between NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc. and Greenwich Capital Markets, Inc. (“GCM”), Wachovia Capital Markets, LLC (“Wachovia”), Deutsche Bank Securities Inc. (“Deutsche Bank” ) and Morgan Stanley & Co. Incorporated (“Morgan Stanley”) and together with GCM, Wachovia and Deutsche Bank, the “Underwriters”).

4.1	Pooling and Servicing Agreement, dated as of February 1, 2005, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, the Custodian, the Trustee, and the Co-Trustee.

5.1	Opinion of Dewey Ballantine LLP with respect to legality.

8.1	Opinion of Dewey Ballantine LLP with respect to tax matters.

8.2	Opinion of Dewey Ballantine LLP, dated February 22, 2005, with respect to certain tax matters.

10.1	Mortgage Loan Purchase Agreement, dated as of February 1, 2005, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as seller, the Custodian, and the Trustee.

10.2	Novation Agreement, dated as of February 22, 2005 among Greenwich Capital Derivatives, Inc., NovaStar Financial, Inc., and NovaStar Mortgage Supplemental Interest Trust, Series 2005-1 (the “Supplemental Interest Trust”).

10.3	Master Agreement, dated February 22, 2005 between Greenwich Capital Derivatives, Inc. and Supplemental Interest Trust.

10.4	Novation Agreement, dated as of February 22, 2005 among Wachovia Bank, National Association, NovaStar Mortgage, Inc. and Supplemental Interest Trust.

10.5	Master Agreement, dated February 22, 2005 between Wachovia Bank, National Association and Supplemental Interest Trust.

10.6	Novation Agreement, dated as of February 22, 2005 among Deutsche Bank AG New York, NovaStar Financial, Inc. and the Trustee.

10.7	Master Agreement, dated February 22, 2005 between Deutsche Bank AG New York and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2005

NOVASTAR MORTGAGE FUNDING CORPORATION,

By:	/s/ Matt Kaltenrieder
Matt Kaltenrieder
Vice President

Exhibit Index

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of February 16, 2005, between NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc. and Greenwich Capital Markets, Inc. (“GCM”), Wachovia Capital Markets, LLC (“Wachovia”), Deutsche Bank Securities Inc. (“Deutsche Bank”) and Morgan Stanley & Co. Incorporated (“Morgan Stanley”) and together with GCM, Wachovia and Deutsche Bank, the “Underwriters”).

Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2005, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, the Custodian, the Trustee, and the Co-Trustee.

Exhibit 5.1	Opinion of Dewey Ballantine LLP with respect to legality.

Exhibit 8.1	Opinion of Dewey Ballantine LLP with respect to tax matters.

Exhibit 8.2	Opinion of Dewey Ballantine LLP, dated February 22, 2005, with respect to certain tax matters.

Exhibit 10.1	Mortgage Loan Purchase Agreement, dated as of February 1, 2005, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as seller, the Custodian, and the Trustee.

Exhibit 10.2	Novation Agreement, dated as of February 22, 2005 among Greenwich Capital Derivatives, Inc., NovaStar Financial, Inc., and NovaStar Mortgage Supplemental Interest Trust, Series 2005-1 (the “Supplemental Interest Trust”).

Exhibit 10.3	Master Agreement, dated February 22, 2005 between Greenwich Capital Derivatives, Inc. and Supplemental Interest Trust.

Exhibit 10.4	Novation Agreement, dated as of February 22, 2005 among Wachovia Bank, National Association, NovaStar Mortgage, Inc. and Supplemental Interest Trust.

Exhibit 10.5	Master Agreement, dated February 22, 2005 between Wachovia Bank, National Association and Supplemental Interest Trust.

Exhibit 10.6	Novation Agreement, dated as of February 22, 2005 among Deutsche Bank AG New York, NovaStar Financial, Inc. and the Trustee.

Exhibit 10.7	Master Agreement, dated February 22, 2005 between Deutsche Bank AG New York and the Trustee.

6